Exhibit 99.1

LISTED NASDAQ AIRE Corporate Presentation No Fees. Just Keys. TM February 2025

Disclaimers This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by reAlpha Tech Corp. (“reAlpha,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions. This presentation also contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including, without limitation, statements relating to the reAlpha’s plans, strategies, objectives, expectations, intentions and adequacy of resources . These forward - looking statements involve known and unknown risks, uncertainties, and other factors that may cause reAlpha’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, such as reAlpha’s limited operating history and that reAlpha has not yet fully developed its artificial intelligence ("AI") based technologies ; reAlpha’s ability to commercialize its developing AI - based technologies ; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users ; reAlpha's ability to integrate the business of its acquired companies into its existing business and the anticipated demand for the services offered by such acquired companies ; the inability to maintain and strengthen reAlpha’s brand and reputation ; the inability to accurately forecast demand for short - term rentals and AI - based real estate focused products ; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth ; the inability of reAlpha’s customers to pay for reAlpha’s services ; reAlpha’s ability to successfully enter new geographic markets ; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U . S . states and maintain, or obtain, brokerage licenses in such states ; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U . S . states brokerage licenses ; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets ; the potential loss of key employees of its acquired companies including, but not limited to, the broker providing services on behalf of US Realty, one of reAlpha's subsidiaries ; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment, and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Transition Report on Form 10 - KT for the eight - month period ended December 31 , 2023 , and other filings that may be filed with the SEC from time to time . Nothing contained herein is, or should be relied on as, a promise or representation as to the future . The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction . This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners . Images on this presentation may be produced using artificial intelligence (AI) . These AI - generated images are for illustrative purposes only and may not accurately represent actual events or entities . Use of these images does not imply endorsement or factual accuracy . By reading this presentation, you acknowledge and accept that AI - generated content may be used where deemed appropriate by us, without liability for any discrepancies or inaccuracies these images may present . Nasdaq: AIRE / 2

Our Vision: Be the global leader in real estate technology. Our Mission: Accelerate the real estate industry’s transition to the digital era. Nasdaq: AIRE / 3

In 2023, consumers spent $100 billion on realtor commissions in the U.S. This landscape was recently disrupted by the National Association of Realtors settlement. [4.1] reAlpha is a vertically integrated, AI - powered real estate platform that enables commission - free home buying. To accelerate growth, reAlpha is acquiring strategic real estate technology and service companies to create an end - to - end homebuying experience. Corporate Summary “If someone's going to buy a house, I would recommend to do it with [reAlpha].” - Amy [4.2] Nasdaq: AIRE / 4

Black Swan Event $100 Billion Industry Disruptio n [5.1] Nasdaq: AIRE / 5 NAR settlement, effective August 17, 2024, marked the beginning of a significant shift in the real estate industry. [5.1] 6% commission standard removed; all commissions are now negotiable. [5.2] Buyer agents need separate agreements; fees no longer shown on MLS. [5.3] Traditional real estate firms that depended on fixed commission models are ripe for disruption.

Tech Disruption in Commission - Based Industries New Revenue Model: Order routing, data subscriptions, and bid/ask spreads Securities Trading Travel Advertising New Revenue Model: Merchant model, bundling trips, and trip insurance New Revenue Model: Algorithmic based personalized advertising $47.15B Market Capitalization $25.31B Market Capitalization $2.28T Market Capitalization Nasdaq: AIRE / 6 ...Why not real estate? *Market capitalizations are in USD and reflect values as of February 11, 2025. All product names, logos, and brands are property of their respective owners.

reAlpha, Our Commission-Free Homebuying Platform

With reAlpha, we are increasing the purchasing power of the homebuyer.

- Keep the commission to boost purchasing power by covering closing costs and/or lowering interest rate.
- AI agent on standby 24/7 to answer general questions, educate buyers, and ensure smooth transactions.
- Supported by in-house licensed agents on no-obligation and no fee basis.
- Integrates with mortgage broker for lower costs, better interest rates, and quick closings.


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Powered by **Claire**, our AI buy-side agent, reAlpha is creating the next generation of homebuying.

Nasdaq: AIRE / 7

Our AI-Powered Real Estate Super App ™

End-to-end homebuying solution by reAlpha[8.1]



Understand your Budget
Find your Dream Home
Make an Offer
Get Accepted
LOAN
Get a Mortgage
Get Title Services
Get Clearance to Close



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Illustration of reAlpha's intended homebuying journey, including features still in development.

Nasdaq: AIRE / 8

We generate revenue from closing costs and services beyond the transaction. [9.1] 01 Mortgage Brokering Helping homebuyers find a mortgage that fits their unique situation Current Offering 03 Home Insurance Services Protecting homes in case of damage or accidental events Future Offering Current Offering 02 Title Services Verifying title/ownership history and insurance to cover future claims or liens Revenue Model Nasdaq: AIRE / 9

Scalable Growth Model We have significantly expanded our footprint with Be My Neighbor and HyperFast acquisitions . Mortgage brokerage Title and Closing services U.S. Housing Market (in Numbers) $100B Total Commissions Paid (2023) [10.1] Nasdaq: AIRE / 10 All the data sourced for U.S. Housing Market are from Redfin , January 2024 to December 2024 3.55M Total Home Transactions Volume $1.48T Total Home Transactions Value

VA 76% Conventional 13% FHA 9% Other 2% $566M+ Total Loan Volume 1,760 Total Loans Closed $321K Average Loan Size 4.9/5 Google Reviews Our mortgage division has empowered hundreds of families by providing access to tailored loan solutions. Loan Types Data reflects activity from 2018 to September 2024, sourced internally from Be My Neighbor's operational records. reAlpha completed the acquisition of Be My Neighbor in September 2024. Making Mortgage Easy Nasdaq: AIRE / 11

For our acquired companies, we add AI and offshore capabilities to align and accelerate the growth. Accretive Acquisitions Acquire AI Align Accelerate ENTRY 3 Months 6 Months 12 Months Phase 1 Phase 2 Phase 3 Nasdaq: AIRE / 12 The timeline described is indicative and may vary based on factors such as operational challenges, market conditions, and economic circumstances.

Mortgage brokerage services in 27 states AI - powered chatbot in 270+ languages Title insurance and settlement services in 3 states In - house, offshore (Nepal - based), AI product studio Planned Acqusitions Completed Acquisitions Showings Insurance Services Back Office Services Nasdaq: AIRE / 13

Giri Devanur CEO Entrepreneur with Nasdaq IPO experience EY Entrepreneur of the Year (2017) Masters at Columbia University Nasdaq: AIRE / 14 Piyush Phadke CFO Experienced Investment Banker at Bank of America and Jefferies LLC Former Managing Director in Investment Banking at BTIG, LLC Managed and executed over $40B of transactions throughout his career Leadership Team Mike Logozzo President & COO Managing Director at L Marks Former GM at BMW Financial Services - $32B portfolio, 1.2M Customers Former EY Consultant Jorge Aldecoa CPO Former VP Operations for Transcendent Electra Led $1B portfolio at Invitation Homes Former CIO for Firm Capital American Realty Partners

Subsidiary Leadership Teams

BE MY NEIGHBOR



Christopher Griffith
CEO



Isabel Williams
COO



Nathan Knottingham
COS

AiChat



Kester Poh
CEO



Dave Chuang
CPO



Valerie Cheng
SVP - Sales/Marketing

HyperFast
by reAlpha



David Breschi
CEO and President



Kristen Britton
COO

naamche



Ramesh Pathak
CEO



Saramsha Dotel
CTO



Barun Pandey
CMO

*All product names, logos, and brands are property of their respective owners.

Nasdaq: AIRE / 15

Brian Cole Compensation Committee Chairman Managing Director, Baird Investment Bank Former Manager, PWC MBA, Kelly School of Business Giri Devanur CEO and Chairman Entrepreneur with Nasdaq IPO experience EY Entrepreneur of the Year (2017) Masters at Columbia University Balaji Swaminathan Audit Committee Chairman Founder and CEO of SAIML Private Ltd Former President of Westpac Banking Corp. Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch Dimitrios Angelis Corporate Governance Committee Chairman Publicly listed CEO and public Board Director Co - founder of several startups, including Sparta Biomedical Managing Partner at Pharma Tech Law, NYU Law Degree Monaz Karkaria Director Seasoned real estate executive Real Estate Coach & Mentor Buy Rehab Rent Refinance (BRRRR) strategist Board of Directors Nasdaq: AIRE / 16

Developed a commission - free AI agent to guide homebuyers through the entire process of buying a home. Monetizing ancillary services (i.e. mortgage, title, and insurance) tapping the $1.49 trillion U.S. residential real estate market. Vertical programmatic acquisition - led growth: 5 strategic acquisitions and 2 investments completed so far . Seasoned management team with proven technology, finance, and real estate expertise. [17.1] Company Highlights Nasdaq: AIRE / 17

Nasdaq: AIRE Phone +1 - 707 - 732 - 5742 Email InvestorRelations@realpha.com Locations 6515 Longshore Loop, Suite 100 Dublin, OH 43017 525 Washington Blvd 300, Jersey City, NJ 7310 3350 SW 148th Ave Suite 110, Miramar, FL 33027

Endnotes

Notes to Page 4 – Corporate Summary

[4.1] Yahoo Finance. "Americans pay $100 billion in real estate commissions every year, but lawsuits may upend the business model." Yahoo Finance, [URL: https://finance.yahoo.com/news/americans-pay-100-billion-real-163404746.html]

[4.2] The testimonial featured on this slide is from an actual reAlpha customer. reAlpha. "How a Veteran Family Found Their Perfect Home When VA Financing Wasn't an Option" reAlpha, [URL: https://www.realpha.com/blog/how-a-veteran-family-found-their-perfect-home-when-va-financing-wasnt-an-option]

Notes to Page 5 – Black Swan Event - $100 Billion Annual Disruption

[5.1] National Association of Realtors. "National Association of Realtors® Provides Final Reminder of NAR Practice Change Implementation on August 17, 2024." National Association of Realtors, [URL: https://www.nar.realtor/newsroom/national-association-of-realtors-provides-final-reminder-of-august-17-nar-practice-change-implementation]

[5.2] New York Times. "Judge Approves $418 Million Settlement That Will Change Real Estate Commissions." New York Times, [URL: https://www.nytimes.com/2024/04/23/realestate/nar-settlement-realtors-commission.html]

[5.3] CNN. "The 6% commission on buying or selling a home is gone after Realtors association agrees to seismic settlement." CNN, [URL: https://edition.cnn.com/2024/03/15/economy/nar-realtor-commissions-settlement/index.html]

Notes to Page 8 – Our AI-Powered Real Estate Super App™

[8.1] Illustration of reAlpha's intended homebuying journey, including features still in development.

Notes to Page 9 – Revenue Model

[9.1] Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage, and market conditions.

[9.2] While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

Notes to Page 10 – Scalable Growth Model

[10.1] Refer to Notes to Page 4.

[10.2] While HyperFast Title currently operates in 3 states, Madison Settlement Services, an associated company of HyperFast, operates in 33 states. This provides visibility and potential operational capabilities across these states. However, it should be noted that this does not imply immediate or guaranteed market activity in all 33 states.

Notes to Page 17 – Company Highlights

[17.1] Statistia. "Residential Real Estate Transactions - United States." Statistia, [URL: https://www.statista.com/outlook/fmo/real-estate/residential-real-estate/residential-real-estate-transactions/united-states]

Nasdaq: AIRE / 19